Exhibit 10.5(h)

EIGHTH AMENDMENT TO
AMENDED AND RESTATED SYNTHETIC NATURAL GAS
PURCHASE AND SALE AGREEMENT

This Eighth Amendment to the Amended and Restated Synthetic Natural Gas Purchase and Sale Agreement (this “Eighth Amendment”) is made and entered into effective as of October 1, 2009 by and between The Procter & Gamble Paper Products Company (“Purchaser”) and Lima Energy Company (“Seller”).  Purchaser and Seller are sometime collectively referred to in this Eighth Amendment as the “Parties” and individually as a “Party”.

Whereas, Purchaser and Seller entered into a certain Amended and Restated Synthetic Natural Gas Purchase and Sale Agreement (the “Original Agreement”) dated August 13, 2007;

Whereas, to accommodate certain deadlines for performance set forth in the Original Agreement, the Parties wish to amend the Original Agreement to clarify certain agreements surrounding applicable dates for performance and similar matters as described below; and

Whereas, the Original Agreement together with the prior Amendments and this Eighth Amendment are sometimes collectively referred to in this Eighth Amendment as the “Agreement”.

Now, therefore, in consideration of the mutual covenants set forth in this Eighth Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.      Terms that are capitalized in this Eighth Amendment, but not otherwise defined shall have the same meanings as set forth in the Original Agreement.

2.      Section references contained in this Eighth Amendment refer to the applicable section(s) of the Original Agreement.

3.      The references to “October 1, 2010” contained in the Section 3.1(a) are hereby deleted and replaced with “February 1, 2013”.

4.      The reference to “February 1, 2011” contained in the Section 3.1(a) is hereby deleted and replaced with “May 1, 2013”.

5.      The reference to “October 1, 2010” contained in Section 3.1(b) of the Original Agreement is hereby deleted and replaced with “February 1, 2013”.

6.      The reference to “December 31, 2007” contained in Section 3.1(d) of the Original Agreement is hereby deleted and replaced with “December 30, 2009”.

7.      The reference to “February 1, 2011” contained in Section 3.1(d) of the Original Agreement is hereby deleted and replaced with “May 1, 2013”.

8.      The references to “October 1, 2010” contained in Section 3.2(a) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “February 1, 2013”.

9.      The references to “February 1, 2011” contained in Section 3.2(a) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “May 1, 2013”.

10.    The references to “December 31, 2007” contained in Section 8.1(a) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “December 30, 2009”.

11.    The references to “December 31, 2007” contained in Section 8.1(b) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “December 30, 2009”.

12.    The references to “December 31, 2007” contained in Section 8.2(a)(i) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “December 30, 2009”.

13.    The references to “March 31, 2009” contained in Section 8.2(a)(ii) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “December 30, 2010”.

14.    The references to “October 1, 2010” contained in Exhibit B are hereby deleted and replaced with “February 1, 2013”.

15.    The reference to “February 1, 2011” contained in Exhibit B is hereby deleted and replaced with “May 1, 2013”.

16.    Except as set forth in this Eighth Amendment, the terms and conditions set forth in the Original Agreement shall remain in place and unmodified.  Each of Purchaser and Seller hereby reaffirms the terms and conditions of the Agreement as modified by this Eighth Amendment.

Executed to be effective as of the Effective Date.

The Procter & Gamble Paper Products Company

By:	/s/ Richard A. Hughes
Name:
Title:	Vice President - Purchases

Lima Energy Company

By:	/s/ Dwight N. Lockwood
Name:
Title:	Secretary